Invesco Global Real Estate Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2019
invesco.com/us	GRE-QTR-1 05/19	Invesco Advisers, Inc.

Schedule of Investments
May 31, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–98.70%
Australia–4.16%
Dexus	542,345	$4,859,077
GPT Group (The)	774,360	3,089,451
Man In The Mirror Pty. Ltd.	1,117,576	10,370,890
Mirvac Group	2,541,161	5,327,877
Scentre Group	3,441,325	9,050,541
		32,697,836
Brazil–0.69%
BR Malls Participacoes S.A.	559,176	1,825,468
BR Properties S.A.(a)	260,900	583,110
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	231,800	1,030,235
MRV Engenharia e Participacoes S.A.	185,200	811,794
Multiplan Empreendimentos Imobiliarios S.A.(a)	187,800	1,188,841
		5,439,448
Canada–1.85%
Allied Properties REIT	141,992	5,106,711
Canadian Apartment Properties REIT	56,570	2,050,014
H&R Real Estate Investment Trust	116,300	1,961,853
Killam Apartment REIT	174,260	2,445,777
RioCan REIT	156,700	3,023,628
		14,587,983
Chile–0.09%
Parque Arauco S.A.	275,246	717,660
China–5.11%
Agile Group Holdings Ltd.	618,000	780,223
CapitaLand Retail China Trust	407,600	445,082
China Aoyuan Property Group Ltd.	604,000	649,750
China Evergrande Group	976,000	2,588,278
China Jinmao Holdings Group Ltd.	2,596,000	1,493,223
China Overseas Land & Investment Ltd.	1,763,700	6,106,656
China Resources Land Ltd.	1,123,377	4,556,034
China Vanke Co., Ltd., Class H	1,119,600	3,955,072
CIFI Holdings (Group) Co. Ltd.	1,816,000	1,082,203
Country Garden Holdings Co. Ltd.	3,324,000	4,478,032
Guangzhou R&F Properties Co. Ltd., Class H	484,400	914,852
Jiayuan International Group Ltd.	526,000	244,360
KWG Property Holding Ltd.(a)	631,000	631,286
Logan Property Holdings Co. Ltd.	650,000	957,116
Longfor Properties Co. Ltd.	631,000	2,306,572
Ronshine China Holdings Ltd., REGS(b)	269,500	321,150
Shimao Property Holdings Ltd.	710,000	2,027,222
Sino-Ocean Group Holding Ltd.	1,039,000	413,821
SOHO China Ltd.	991,500	309,303
Sunac China Holdings Ltd.	979,000	4,207,715
Times China Holdings Ltd.	246,000	406,078
Yanlord Land Group Ltd.	337,700	292,558
Yuexiu Property Co. Ltd.	1,704,000	386,014
Yuzhou Properties Co. Ltd.	1,331,000	604,003
		40,156,603
Shares		Value
France–1.93%
ICADE	43,067	$3,654,780
Klepierre S.A.	81,386	2,767,332
Unibail-Rodamco-Westfield	304	45,967
Unibail-Rodamco-Westfield	57,704	8,725,405
		15,193,484
Germany–5.54%
Aroundtown S.A.	730,268	6,200,682
Deutsche Wohnen S.E.	209,682	9,897,052
Grand City Properties S.A.	282,291	7,252,818
LEG Immobilien AG	46,223	5,520,220
Vonovia S.E.	281,085	14,742,666
		43,613,438
Hong Kong–7.98%
CK Asset Holdings Ltd.	979,500	7,067,933
Hang Lung Properties Ltd.	2,119,000	4,450,364
Hongkong Land Holdings Ltd.	685,300	4,468,290
K Wah International Holdings Ltd.	518,000	299,127
Kerry Properties Ltd.	414,500	1,571,026
Link REIT	1,251,500	15,003,213
Mapletree North Asia Commercial Trust, REGS(b)	825,400	792,866
New World Development Co. Ltd.	5,192,000	7,631,820
Sino Land Co. Ltd.	2,434,000	3,884,859
Sun Hung Kai Properties Ltd.	679,100	10,734,548
Swire Properties Ltd.	657,600	2,704,927
Wharf Real Estate Investment Co. Ltd.	545,000	3,713,187
Yuexiu REIT	717,000	479,030
		62,801,190
India–0.23%
Ascendas India Trust	365,700	345,913
DLF Ltd.	192,510	528,358
Embassy Office Parks REIT(a)	46,000	233,659
Oberoi Realty Ltd.(a)	83,268	672,430
		1,780,360
Indonesia–0.25%
PT Bumi Serpong Damai Tbk(a)	7,775,900	734,397
PT Ciputra Development Tbk	3,993,174	273,705
PT Pakuwon Jati Tbk	10,907,200	538,083
PT Summarecon Agung Tbk	6,021,500	436,373
		1,982,558
Ireland–0.29%
Green REIT PLC	1,171,984	2,265,824
Japan–10.06%
Advance Residence Investment Corp.	844	2,443,462
Comforia Residential REIT, Inc	612	1,680,259
Daiwa Office Investment Corp.	400	2,770,752
Hulic Co., Ltd.	75,000	592,416
InvIncible Investment Corp.	4,287	2,282,200
Japan Hotel REIT Investment Corp.	4,890	3,964,480
Japan Real Estate Investment Corp.	480	2,855,988

See accompanying notes which are an integral part of this schedule.
Invesco Global Real Estate Fund

Shares		Value
Japan–(continued)
Japan Rental Housing Investments, Inc.	2,667	$2,123,339
Japan Retail Fund Investment Corp.	2,147	4,328,429
Kenedix Office Investment Corp.	475	3,276,227
Kenedix Retail REIT Corp.	514	1,268,445
Mitsubishi Estate Co., Ltd.	546,800	10,028,938
Mitsui Fudosan Co., Ltd.	435,200	10,518,382
Mitsui Fudosan Logistics Park, Inc.(a)	705	2,242,265
Nippon Prologis REIT, Inc.(a)	2,362	5,142,507
Nomura Real Estate Master Fund, Inc.(a)	1,843	2,861,962
ORIX JREIT, Inc.	2,966	5,322,377
Premier Investment Corp.	1,309	1,669,648
Sekisui House Reit, Inc.	2,905	2,170,648
Sumitomo Realty & Development Co., Ltd.	188,900	6,955,757
Tokyo Tatemono Co., Ltd.	179,000	1,860,390
Tokyu Fudosan Holdings Corp.	293,500	1,633,027
Tokyu REIT, Inc.	714	1,167,129
		79,159,027
Malaysia–0.34%
IOI Properties Group Bhd.	1,733,900	554,019
KLCCP Stapled Group	685,300	1,260,332
Mah Sing Group Bhd.	1,414,100	305,291
Sime Darby Property Bhd	2,301,800	582,192
		2,701,834
Malta–0.00%
BGP Holdings PLC, (Acquired 08/06/2009; Cost $0)(a)(b)(c)	9,888,325	0
Mexico–0.38%
Fibra Uno Administracion S.A. de C.V.	1,525,000	1,956,949
Macquarie Mexico Real Estate Management S.A. de C.V., REGS(a)(b)	982,600	1,024,777
		2,981,726
Netherlands–0.16%
InterXion Holding N.V.(a)	16,720	1,232,431
Philippines–0.97%
Ayala Land, Inc.	4,601,200	4,366,268
Megaworld Corp.	1,219,200	138,010
Robinsons Land Corp.	1,158,600	577,755
SM Prime Holdings, Inc.	3,297,000	2,515,184
		7,597,217
Singapore–1.69%
Ascendas REIT	966,200	2,053,832
CapitaLand Commercial Trust	1,039,800	1,460,928
CapitaLand Ltd.	1,399,500	3,280,682
CapitaLand Mall Trust	1,179,900	2,070,056
City Developments Ltd.	255,000	1,525,984
Mapletree Logistics Trust	2,740,400	2,912,600
		13,304,082
South Africa–0.76%
Growthpoint Properties Ltd.	1,603,621	2,663,061
Hyprop Investments Ltd.	186,346	904,309
Redefine Properties Ltd.	2,664,001	1,659,081
SA Corporate Real Estate Ltd.	3,880,240	778,912
		6,005,363
Shares		Value
Spain–0.84%
Inmobiliaria Colonial SOCIMI, S.A.	207,052	$2,292,176
Merlin Properties SOCIMI, S.A.	321,683	4,276,479
		6,568,655
Sweden–1.70%
Fabege AB	303,147	4,548,471
Hufvudstaden AB, Class A	267,085	4,372,593
Wihlborgs Fastigheter AB	305,164	4,438,900
		13,359,964
Switzerland–0.56%
Swiss Prime Site AG(a)	54,258	4,419,524
Thailand–0.70%
AP Thailand PCL	2,497,800	610,580
Central Pattana PCL	1,599,400	3,601,939
Origin Property PCL	374,600	84,072
Supalai PCL	277,100	195,313
Supalai PCL, NVDR	560,500	395,067
WHA Corp. PCL, NVDR	4,754,100	640,133
		5,527,104
Turkey–0.03%
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	1,229,624	240,386
United Arab Emirates–0.12%
Emaar Development	472,481	503,679
Emaar Malls PJSC	893,565	472,246
		975,925
United Kingdom–3.98%
Assura PLC	3,752,126	3,042,058
Big Yellow Group PLC	189,289	2,431,752
British Land Co. PLC (The)	176,813	1,194,214
Derwent London PLC	84,083	3,418,847
Grainger PLC	729,109	2,317,103
Land Securities Group PLC	512,367	5,369,849
SEGRO PLC	681,234	6,003,819
Tritax Big Box REIT PLC	2,114,510	3,957,646
UNITE Group PLC (The)	127,936	1,531,837
Workspace Group PLC	180,724	2,016,044
		31,283,169
United States–48.29%
Agree Realty Corp.	107,000	7,163,650
Alexandria Real Estate Equities, Inc.	85,077	12,456,124
American Assets Trust, Inc.	26,388	1,197,751
American Homes 4 Rent, Class A	215,327	5,256,132
Americold Realty Trust REIT	121,403	3,799,914
AvalonBay Communities, Inc.	100,403	20,382,813
Boston Properties, Inc.	119,885	15,684,555
CareTrust REIT, Inc.	103,124	2,506,944
Corporate Office Properties Trust	176,028	4,900,619
Crown Castle International Corp.	28,081	3,650,811
CyrusOne, Inc.	88,473	5,223,446
Digital Realty Trust, Inc.	73,122	8,607,922
EastGroup Properties, Inc.	23,534	2,612,274
Empire State Realty Trust, Inc., Class A	189,893	2,916,756
EPR Properties	36,748	2,870,019
Equinix, Inc.	4,532	2,201,600
See accompanying notes which are an integral part of this schedule.
Invesco Global Real Estate Fund

Shares		Value
United States–(continued)
Equity LifeStyle Properties, Inc.	47,833	$5,819,363
Equity Residential	154,821	11,854,644
Essential Properties Realty Trust, Inc.	124,381	2,644,340
Essex Property Trust, Inc.	29,775	8,686,558
Extra Space Storage, Inc.	37,402	4,007,998
Federal Realty Investment Trust	48,603	6,353,870
Four Corners Property Trust, Inc.	66,723	1,918,953
HCP, Inc.	294,889	9,350,930
Healthcare Realty Trust, Inc.	342,786	11,051,421
Highwoods Properties, Inc.	24,375	1,069,087
Hilton Worldwide Holdings, Inc.	64,060	5,729,526
Hudson Pacific Properties, Inc.	340,333	11,370,526
Invitation Homes, Inc.	395,526	10,137,331
Liberty Property Trust	115,230	5,469,968
Macerich Co. (The)	148,798	5,405,831
Mid-America Apartment Communities, Inc.	119,684	13,665,519
National Health Investors, Inc.	41,889	3,290,381
National Retail Properties, Inc.	154,897	8,291,636
Omega Healthcare Investors, Inc.	48,017	1,710,366
Park Hotels & Resorts, Inc.	236,617	6,535,362
Pebblebrook Hotel Trust	173,707	4,834,266
Prologis, Inc.	321,943	23,717,541
Public Storage	60,550	14,403,634
QTS Realty Trust, Inc., Class A	102,268	4,721,714
Realty Income Corp.	129,725	9,091,128
Regency Centers Corp.	48,278	3,184,417
Retail Opportunity Investments Corp.	500,847	8,384,179
Rexford Industrial Realty, Inc.	92,991	3,515,060
Shares		Value
United States–(continued)
Simon Property Group, Inc.	107,924	$17,493,401
SL Green Realty Corp.	15,922	1,369,292
STAG Industrial, Inc.	154,364	4,504,342
Sun Communities, Inc.	68,027	8,589,769
Sunstone Hotel Investors, Inc.	179,569	2,409,816
Terreno Realty Corp.	70,644	3,229,137
Ventas, Inc.	222,302	14,294,019
VICI Properties, Inc.	332,624	7,377,600
Vornado Realty Trust	21,190	1,403,414
Weingarten Realty Investors	49,638	1,399,792
Welltower, Inc.	124,945	10,148,033
		379,865,494
Total Common Stocks & Other Equity Interests (Cost $628,420,900)		776,458,285
Money Market Funds–0.60%
Invesco Government & Agency Portfolio, Institutional Class, 2.30%(d)	1,662,729	1,662,729
Invesco Liquid Assets Portfolio, Institutional Class, 2.43%(d)	1,187,110	1,187,466
Invesco Treasury Portfolio, Institutional Class, 2.28%(d)	1,900,262	1,900,262
Total Money Market Funds (Cost $4,750,312)		4,750,457
TOTAL INVESTMENTS IN SECURITIES—99.30% (Cost $633,171,212)		781,208,742
OTHER ASSETS LESS LIABILITIES–0.70%		5,504,970
NET ASSETS–100.00%		$786,713,712
Investment Abbreviations:
NVDR	– Non-Voting Depositary Receipt
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2019 was $2,138,793, which represented less than 1% of the Fund’s Net Assets.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 2.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2019.
See accompanying notes which are an integral part of this schedule.
Invesco Global Real Estate Fund

Notes to Quarterly Schedule of Portfolio Holdings
May 31, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the
Invesco Global Real Estate Fund

B.	Securities Transactions and Investment Income — (continued)
Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
E.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
F.	Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
NOTE 2—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Invesco Global Real Estate Fund

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of May 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$32,697,836	$—	$32,697,836
Brazil	5,439,448	—	—	5,439,448
Canada	14,587,983	—	—	14,587,983
Chile	717,660	—	—	717,660
China	—	40,156,603	—	40,156,603
France	—	15,193,484	—	15,193,484
Germany	—	43,613,438	—	43,613,438
Hong Kong	—	62,801,190	—	62,801,190
India	233,659	1,546,701	—	1,780,360
Indonesia	—	1,982,558	—	1,982,558
Ireland	—	2,265,824	—	2,265,824
Japan	—	79,159,027	—	79,159,027
Malaysia	—	2,701,834	—	2,701,834
Malta	—	—	0	0
Mexico	2,981,726	—	—	2,981,726
Netherlands	1,232,431	—	—	1,232,431
Philippines	—	7,597,217	—	7,597,217
Singapore	—	13,304,082	—	13,304,082
South Africa	—	6,005,363	—	6,005,363
Spain	—	6,568,655	—	6,568,655
Sweden	—	13,359,964	—	13,359,964
Switzerland	—	4,419,524	—	4,419,524
Thailand	4,491,904	1,035,200	—	5,527,104
Turkey	—	240,386	—	240,386
United Arab Emirates	—	975,925	—	975,925
United Kingdom	—	31,283,169	—	31,283,169
United States	379,865,494	—	—	379,865,494
Money Market Funds	4,750,457	—	—	4,750,457
Total Investments	$414,300,762	$366,907,980	$0	$781,208,742
Invesco Global Real Estate Fund